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                                  LAUDUS TRUST
                                  (the "Trust")

                    Laudus Mondrian International Equity Fund
                      Laudus Mondrian Emerging Markets Fund

                      Supplement dated April 3, 2009 to the
                 Prospectus dated July 31, 2008, as supplemented
                                February 27, 2009

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THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN
THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.

1. The second paragraph under "Principal Investment Strategies" for the Laudus Mondrian International Equity Fund on page 3 is deleted and replaced in its entirety with the following:

     For purposes of investments to be made by the Fund, large capitalization companies is currently defined by the Subadviser to mean issuers that have a market capitalization of more than $6.5 billion at the time of purchase. This level is subject to market movements and is regularly reviewed by the Subadviser. This Fund is considered "non-diversified," which means that it may invest in the securities of relatively few issuers. Typically, the Fund will invest in approximately 30-40 securities.

2. The first paragraph under "Principal Investment Strategies" for the Laudus Mondrian Emerging Markets Fund on page 13 is deleted and replaced in its entirety with the following:

     The Fund is an international fund and generally invests in large capitalization equity securities of emerging market companies, as described below, that, in the Subadviser's opinion, are undervalued at the time of purchase based on fundamental value analysis employed by the Subadviser. Normally, the Fund will invest primarily in common stocks. The Fund may also purchase other investment funds, including, but not limited to, registered funds, including exchange-traded funds (ETFs). The Fund may purchase securities of non-U.S. issuers directly or indirectly in the form of American, European or Global depositary receipts or other securities representing underlying shares of non-U.S. issuers. The Subadviser currently defines companies with large capitalizations generally, as those with market capitalizations of $3.5 billion or more at the time of purchase. To the extent that the Fund invests in convertible debt securities, those securities will be purchased on the basis of their equity characteristics, and ratings of those securities, if any, will not be an important factor in their selection. The Fund is considered "non-diversified", which means that it may invest in the securities of relatively few issuers. Typically, the Fund will invest in approximately 30-40 securities.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

REG47058 (04/09) (C) 2009 ALL RIGHTS RESERVED